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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   October 23, 1997


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                                  VENCOR, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                      1-10989               61-1055020
(State or other jurisdiction of     (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)



                            400 West Market Street
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                     40202
                                  (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                Not Applicable
        (Former name or former address, if changed since last report.)
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ITEMS 1-4.  NOT APPLICABLE.

ITEM 5.  OTHER INFORMATION.


         On October 23, 1997, Vencor, Inc. (the "Company") announced that its Board of Directors has approved the repurchase of up to 3,000,000 shares of the Company's common stock. The authorization includes both open market purchases as well as private transactions from time to time. A copy of the press release is included as an exhibit to this filing and is incorporated herein by reference.


ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         Exhibit 99.1  Press Release dated October 23, 1997.

ITEMS 8-9.  NOT APPLICABLE.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    VENCOR, INC.



Dated:  October 23, 1997                            By: /s/ W. Bruce Lunsford
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                                                        W. Bruce Lunsford
                                                        Chairman of the Board,
                                                        President and Chief
                                                        Executive Officer